                       SUPPLEMENT DATED JUNE 22, 2010 TO

                       PROSPECTUS DATED MAY 1, 2010 FOR

         FLEXIBLE PURCHASE PAYMENT VARIABLE DEFERRED ANNUITY CONTRACTS

                                   ISSUED BY

                  GENWORTH LIFE INSURANCE COMPANY OF NEW YORK

                                  THROUGH ITS

                GENWORTH LIFE OF NEW YORK VA SEPARATE ACCOUNT 3

THIS SUPPLEMENT UPDATES CERTAIN INFORMATION CONTAINED IN YOUR VARIABLE ANNUITY PROSPECTUS. PLEASE READ IT CAREFULLY AND KEEP IT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.

On June 1, 2010, certain portfolios of the Van Kampen Life Insurance Trust were merged into shell portfolios of the AIM Variable Insurance Funds (Invesco Variable Insurance Funds). As a result of the foregoing:

    1. All references to the Van Kampen Life Investment Trust in your variable annuity prospectus are deemed to refer to the AIM Variable Insurance Funds (Invesco Variable Insurance Funds).

    2. All references to the Comstock Portfolio of the Van Kampen Life Insurance Trust in your variable annuity prospectus are deemed to refer to the Invesco Van Kampen V.I. Comstock Fund.

    3. All references to Van Kampen Asset Management in your variable annuity prospectus are deemed to refer to Invesco Advisers, Inc.

In the "Subaccounts" section of your variable annuity prospectus, please add Urdang Securities Management, Inc. and Palisade Capital Management, L.L.C. as subadvisers for the GE Investments Funds, Inc. -- Total Return Fund.

50253NY SUPPA 06/22/10